                                                                   EXHIBIT 10.23

                          SHORT TERM OFFICE SPACE LEASE

      This Short Term Office Space Lease ("LEASE" or "AGREEMENT") is made and entered into effective as of February 23, 2004, by and between 601 Second Avenue Limited Partnership, a Texas limited partnership ("Landlord"), and Capella Education Company, a Minnesota corporation ("Tenant").

                                    RECITALS

      A. Landlord and Tenant have entered into an Office Lease of even date herewith (the "CAPELLA Lease") for space in the office project known as 225 South Sixth Street (the "PROJECT") which is owned by Landlord and located in Minneapolis, Minnesota.

      B. Tenant would like to use some office space in the Project on a temporary basis until a portion of the Premises which is Tenant is initially leasing from Landlord pursuant to the Capella Lease is ready to be occupied by Tenant for the conduct of Tenant's business.

      B. Landlord is willing to grant Tenant the right to use such space on the terms and conditions hereinafter set forth.

      Accordingly, Landlord and Tenant hereby agree as follows:

      1. DEFINITIONS. Those capitalized terms which are used in this Agreement and are not defined herein shall have the meaning given to them in the Capella Lease.

      2. LEASE. Landlord hereby leases to Tenant all 26,896 square feet of the Rentable Area on the 6th floor of the Tower which is depicted on the floor plan that is attached hereto as Exhibit A (the "PREMISES") from the date on which this Agreement has been fully executed and delivered (the "COMMENCEMENT DATE"), which date shall be inserted by Landlord into the first paragraph of this Agreement contemporaneously with Landlord's delivery of a fully executed copy of this Agreement to Tenant until 11:59 p.m. on the day immediately prior to the Phase I & II Rent Commencement Date (as such term is defined in the Capella Lease) (the "LEASE TERM"). Tenant shall have the right to use the Premises for general office purposes, purposes incidental thereto and for no other purpose.

      3. PAYMENT OF VARIABLE OPERATING COSTS. As consideration for Landlord's lease of the Premises to Tenant, Tenant agrees to reimburse Landlord for the cost of the janitorial services and the utility expenses to be provided to the Premises during the Lease Term (the "VARIABLE EXPENSES"), which is hereby stipulated to be $3.04 per square foot of Rentable Area per year. Landlord and Tenant agree that the amount of the monthly payment of Variable Expenses is based upon the estimated cost of such expenses for the Project on a square foot basis for calendar year 2004 and that there shall not be any reconciliation or adjustment of the amount of Variable Expenses to be paid by Tenant when the actual cost of the janitorial services and utility expenses for calendar year 2004 are known. The Variable

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Expenses for the first full calendar month and any initial partial calendar month shall be paid to Landlord within ten (10) days after the Commencement Date. Thereafter, the Variable Expenses shall be due and payable to Landlord on or before the first day of each calendar month. The Variable Expenses for any partial calendar month shall be prorated based upon the actual days in such month. Tenant shall be obligated to pay Landlord a late fee equal to five percent (5%) of the overdue amount of any Variable Expenses which are not received by Landlord prior to the fifth (5th) day of the calendar month in which due.

      4. SERVICES. Landlord shall, throughout the Lease Term, provide to Tenant the services described in Article 14 of the Capella Lease.

      5. ALTERATIONS. Tenant will not make or permit anyone to make any alterations, decorations, additions or improvements, structural or otherwise, in or to the Premises or the Project, or place safes, vaults or other heavy furniture or equipment within the Premises, without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. In making any alterations, decorations, additions or improvements, structural or otherwise, in or to the Premises which have been approved by Landlord, Tenant shall be bound by and shall comply in all respects with the provisions set forth in Article 12 of the Capella Lease.

      6. RULES. Tenant shall comply with and cause its visitors, employees, contractors, agents and invitees to comply with, all legal requirements and with the rules and regulations of the Project adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Premises and Project and for preservation of good order therein.

      7. SURRENDER OF PREMISES. On the Phase I & II Rent Commencement Date, Tenant shall immediately vacate the Premises, remove all of its personal property from the Premises, restore any damage caused by Tenant, its employees, agents or contractors and leave the Premises in broom clean condition. Any personal property required to be removed pursuant to the terms of this Agreement and not removed shall be deemed abandoned, and Tenant shall be liable for all costs of removal and disposal. If Tenant continues to occupy the Premises or any part thereof after the Phase I & II Rent Commencement Date or any earlier termination of this Lease without the prior written consent of Landlord, Tenant shall be obligated to pay the same Base Rent and Tenant's Additional Rent for the Premises as Tenant is obligated to pay for the Initial Premises under the Capella Lease. In addition, Tenant shall indemnify Landlord against all claims for damages by any party to whom Landlord may have leased all or any part of the Premises effective upon the termination of this Lease and for any other liability, loss, cost, damage or expense (including attorneys' fees, disbursements of counsel and any costs of suit) incurred by Landlord as a result of such holding over, and the provisions of this Section 7 shall not prevent Landlord from exercising any right or remedy available at law or in equity to regain immediate possession of the Premises and/or damages from Tenant.

      7. RELEASE. Landlord and Landlord's Affiliates and each of their partners, directors, officers, shareholders and employees shall not be liable to Tenant, or those

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                                                                   EXHIBIT 10.23

claiming by, through or under Tenant, for any damage or claims, however caused, arising from loss or damage to books, records, computer or other electronic equipment, data or media, files, artwork, money, securities, negotiable instruments or papers, or any other personal property in the Project, the interruption in the use of any cellular or wireless communication devices or the interruption in the use of the Premises, any fire, robbery, theft, assault, or any other casualty, any leakage or bursting of pipes or water vessels or any roof or wall leakage or other water damage, in any part or portion of the Premises or the Project.

      8. INDEMNIFICATION. Subject to the provisions of Section 10 of this Agreement which shall control if they conflict with the provisions of this
Section 8, Tenant shall indemnify, defend (at Landlord's request and with counsel reasonably approved by Landlord) and hold Landlord and Landlord's Affiliates (and each of their partners, directors, officers, shareholders and employees) harmless from and against every demand, claim, cause of action, judgment and expense, including, but not limited to, reasonable attorneys' fees and disbursements of counsel, whether suit is initiated or not, and all loss and damage arising from or related to any bodily or personal injury, death or property damage occurring in the Premises, except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's Affiliates or any of their representatives, agents, contractors or employees.

      9. INSURANCE. Tenant shall maintain a policy of commercial liability insurance with the premium thereon fully paid on or before the due date, issued by and binding upon a solvent insurance company authorized to do business in Minnesota, such insurance to afford minimum protection (which may be effected by primary and/or excess coverage) of not less than $5,000,000 combined single limit. Landlord shall be named as an additional insured on Tenant's liability policy. Prior to the Commencement Date, Tenant shall deliver to Landlord an ACORD Form 27 Certificate of Insurance in form satisfactory to Landlord evidencing maintenance of the insurance required herein.

      10. WAIVER OF RECOVERY RIGHTS. Notwithstanding anything to the contrary in this Agreement, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other and their Affiliates and each of their partners, shareholders, officers, employees and contractors for any loss or damage that may occur to the Premises or the Project, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of the all risk property insurance policies referred to in Section 16 of the Capella Lease (whether or not actually insured) or which is actually insured against by the party in question, regardless of cause or origin, including negligence of the other party hereto or its Affiliates or any of their partners, shareholders, officers, employees and contractors, and covenants that to the extent of such waiver no insurer shall hold any right of subrogation against the other party hereto. In addition, Tenant hereby waives all rights of recovery with respect to property damage against all other tenants of the Project that have, prior to any loss by Tenant, executed a reciprocal waiver of recovery rights for the benefit of Tenant.

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                                                                   EXHIBIT 10.23

      11. RIGHT OF ENTRY. Landlord shall have the right upon reasonable oral notice to Tenant and at reasonable times to examine, inspect and protect the Premises, and to make such alterations, renovations, restorations and/or repairs as Landlord shall deem necessary or desirable for the Premises, for any other premises in the Project, or the Project itself and to show the Premises to prospective tenants, lenders and buyers of the Project.

      12. LIMITED LIABILITY. Tenant specifically agrees to look solely to Landlord's interest in the Project for the recovery of any judgment against Landlord, it being agreed that Landlord (and its partners and shareholders) shall never be personally liable for any such judgment.

      13. ATTORNEYS' FEES. In addition to all other remedies of Landlord, Landlord shall be entitled to reimbursement upon demand of all attorneys' fees and disbursements of counsel incurred by Landlord in connection with any default by Tenant in the performance of its obligations under this Agreement, whether suit is initiated or not.

      14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same Agreement, even though all parties hereto have not signed the same counterpart. Signatures on this Agreement which are transmitted by facsimile shall be valid for all purposes. Any party shall, however, deliver an original signature for this Agreement to the other party upon request.

      15. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by Tenant without Landlord's prior written consent, which may be withheld, conditioned or given in Landlord's sole discretion.

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                                                                   EXHIBIT 10.23

      IN WITNESS WHEREOF, Tenant has executed this Short Term Office Space Lease to be effective as of the date first above written.

                                                 TENANT:

                                                 CAPELLA EDUCATION COMPANY,
                                                 a Minnesota corporation

                                                 By: /s/ Joe Gaylord
                                                     --------------------------
                                                 Name: Joe Gaylord
                                                 Title: CFO

      This is signature page to that certain Short Term Office Space Lease by and between 601 Second Avenue Limited Partnership, a Texas limited partnership, as Landlord, and Capella Education Company, a Minnesota corporation, as Tenant, with respect to certain Premises located in the office project now known as 225 South Sixth Street in Minneapolis, Minnesota.

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                                                                   EXHIBIT 10.23

      IN WITNESS WHEREOF, Landlord has executed this Short Term Office Space Lease to be effective as of the date first above written.

                           LANDLORD:

                           601 SECOND AVENUE LIMITED PARTNERSHIP

                          By: Minneapolis 601 Limited Partnership, a Texas
                              limited partnership, its general partner

                              By: Hines Acquisitions No. 2
                                  Limited Partnership, a Texas limited
                                  partnership, its sole general partner

                                  By: Hines Interests
                                      Limited Partnership, a Delaware
                                      limited partnership, its sole general
                                      partner

                                      By: Hines Holdings, Inc., a
                                          Texas close corporation, its
                                          sole general partner

                                  By: /s/ C. Kevin Shannahan
                                      ---------------------------------------
                                      Name: C. Kevin Shannahan
                                      Title: Executive Vice President

      This is signature page to that certain Short Term Office Space Lease by and between 601 Second Avenue Limited Partnership, a Texas limited partnership, as Landlord, and Capella Education Company, a Minnesota corporation, as Tenant, with respect to certain Premises located in the office project now known as 225 South Sixth Street in Minneapolis, Minnesota.

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

                                                                   EXHIBIT 10.23

                                 DECLARATION OF
                                COMMENCEMENT DATE

      This Declaration is made as of February 23, 2004, by and between 601 Second Avenue Limited Partnership, a Texas limited partnership ("LANDLORD") and Capella Education Company, a Minnesota corporation ("TENANT").

      Landlord and Tenant are parties to that certain Office Lease (the "LEASE") dated as of February 23, 2004.

      In accordance with the Lease, Landlord and Tenant hereby memorialize that:

      1.    The Commencement Date is February 23, 2004.

      2.    The expiration date of the Initial Scheduled Term is October 31,
            2010.

                                                 TENANT:

                                                 CAPELLA EDUCATION COMPANY,
                                                 a Minnesota corporation

                                                 By: /s/ Joe Gaylord
                                                     -----------------------
                                                 Name: Joe Gaylord
                                                 Title: CFO

      In Witness Whereof, the undersigned has executed this Declaration to be effective as of the date set forth in the first paragraph of the Declaration.

                              LANDLORD:

                              601 SECOND AVENUE LIMITED PARTNERSHIP,
                              a Texas limited partnership

                             By: Minneapolis 601 Limited Partnership, a Texas
                                 limited partnership, its sole general partner

                                  By: Hines Acquisitions No. 2
                                      Limited Partnership a Texas limited
                                      partnership, its sole general partner

                                       By: Hines Interests Limited
                                           Partnership, a Delaware limited
                                           partnership, its sole general partner

                                           By: Hines Holdings, Inc., a
                                               Texas close corporation, its
                                               sole general partner

                                       By: /s/ C. Kevin Shannahan
                                           ------------------------------------
                                           Name: C. Kevin Shannahan
                                           Title: Executive Vice President

      This is a signature page to that certain Declaration of Commencement Date by and between 601 Second Avenue Limited Partnership, a Texas limited partnership, and Capella Education Company, a Minnesota corporation, with respect to premises located in the office project now known as 225 South Sixth Street in Minneapolis, Minnesota.